Future Minimum Lease Payments Under Non Cancelable Operating Leases (Detail) - Dec. 31, 2018 ¥ in Thousands, $ in Thousands	USD ($)	CNY (¥)
Operating Leases, Future Minimum Payments Due, Fiscal Year Maturity [Abstract]
2019	$ 24,930	¥ 171,404
2020	19,092	131,268
2021	22,024	151,428
2022	13,966	96,025
2023 and thereafter	118,370	813,854
Operating Leases, Future Minimum Payments Due, Total	$ 198,382	¥ 1,363,979